UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2025

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)
______________________________________________________

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11766 Wilshire Blvd., Suite 1670
Los Angeles, California 90025
(Address of principal executive offices)

Registrant’s telephone number, including area code: (866) 722-6257

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE
Financial Statements - Exhibit 99.1 and 99.2
Pacific Oak SOR (BVI) Holdings, Ltd. (the “BVI”), a wholly-owned subsidiary of Pacific Oak Strategic Opportunity REIT, Inc., completed offerings of Series B, C and D bonds since February 2020. Such offerings were made to investors in Israel and were registered with the Israel Securities Authority. Consequently, the BVI is required to prepare and file with the Israel Securities Authority certain financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”).
On March 31, 2025, the BVI filed IFRS consolidated and separate financial statements. The English translations of the IFRS consolidated and separate financial statements, as of and for the year ended December 31, 2024, are attached as Exhibits 99.1 and 99.2, respectively.
Bondholder Presentation - Exhibit 99.3
The BVI completed offerings of Series B, C and D bonds since February 2020. Such offerings were made to investors in Israel and were registered with the Israel Securities Authority. On March 31, 2025, the BVI intends to use the English translation of the bondholder presentation attached as Exhibit 99.3 hereto in meetings.
The information in this Item 7.01 of Form 8-K and the attached Exhibits 99.1, 99.2, and 99.3 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.
Forward-Looking Statements
The bondholder presentation includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. These statements also depend on factors such as: future economic, competitive and market conditions; the Company’s ability to maintain occupancy levels and rental rates at its real estate properties; and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Ex.	Description

99.1	Pacific Oak SOR (BVI) Holdings, Ltd. Consolidated Financial Statements as of December 31, 2024 (audited)

99.2	Pacific Oak SOR (BVI) Holdings, Ltd. Separate Financial Statements as of December 31, 2024 (audited)

99.3	April 2025 Bondholder Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC OAK STRATEGIC OPPORTUNITY REIT, INC.

Dated: March 31, 2025	BY:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Treasurer and Secretary